Supplement dated September 15, 2017 to the prospectuses dated May 1, 2017
Prospectus Form #
Product Name	National	New York
RiverSource ® RAVA 5 Advantage® Variable Annuity/ RAVA 5 Select® Variable Annuity/ RAVA 5 Access® Variable Annuity	S-6594 CC (5/17)	S-6595 CC (5/17)
The information in this supplement updates and amends certain information contained in your current variable annuity product prospectus. Please read it carefully and keep it with your variable annuity contract product prospectus.
Effective on or about September 18, 2017:
RAVA 5 Select® Variable Annuity and, with limited exceptions, RAVA 5 Access® Variable Annuity contracts will no longer be available for new purchases. With prior approval, RAVA 5 Access® Variable Annuity contracts may be issued on a limited basis for certain transactions, including but not limited to:
•	tax-sheltered annuity contracts under Section 403 (b) of the Internal Revenue Code (the Code), or
•	to accommodate exchanges of non-qualified annuity contracts under Section 1035 of the Code.
For contracts with applications signed prior to September 18, 2017, there is no change to your annuity and we will allow subsequent purchase payments pursuant to rules and limitations within the contracts and applicable riders.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
S-6594-21 A (9/17)
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